UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: June 3, 2010

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                     (Registrant's telephone number)

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--more--

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on June 3, 2010 as Exhibit 99.1, which is included herein.  This press release was issued to report May traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  June 3, 2010

EXHIBIT INDEX

Exhibit     Description

99.1                    Press Release

                CONTACT:                          Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE:  Thursday, June 3, 2010

AMERICAN AIRLINES REPORTS MAY TRAFFIC

FORT WORTH, Texas – American Airlines reported a May load factor of 82.8 percent, an increase of 3.6 points versus the same period last year.  Traffic increased 4.1 percent and capacity decreased 0.4 percent year over year.
Domestic traffic increased 1.4 percent year over year on 0.7 percent less capacity.  International traffic increased by 8.8 percent relative to last year on a capacity decrease of 0.1 percent.
American boarded 7.4 million passengers in May.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

		May
		2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		10,808,377	10,380,661	4.1%
	D.O.T. DOMESTIC	6,656,157	6,563,404	1.4
	INTERNATIONAL	4,152,220	3,817,257	8.8
	ATLANTIC	1,822,142	1,765,129	3.2
	LATIN AMERICA	1,814,953	1,596,479	13.7
	PACIFIC	515,125	455,649	13.1

AVAILABLE SEAT MILES (000)
SYSTEM		13,057,862	13,115,629	-0.4%
	D.O.T. DOMESTIC	7,893,863	7,945,734	-0.7
	INTERNATIONAL	5,163,999	5,169,895	-0.1
	ATLANTIC	2,172,419	2,258,697	-3.8
	LATIN AMERICA	2,397,710	2,327,891	3
	PACIFIC	593,870	583,307	1.8

LOAD FACTOR
SYSTEM		82.8%	79.1%	3.6	Pts
	D.O.T. DOMESTIC	84.3	82.6	1.7
	INTERNATIONAL	80.4	73.8	6.6
	ATLANTIC	83.9	78.1	5.7
	LATIN AMERICA	75.7	68.6	7.1
	PACIFIC	86.7	78.1	8.6

PASSENGERS BOARDED		7,375,345	7,224,468	2.1%

SYSTEM CARGO TON MILES (000)		168,953	137,851	22.6%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

		YEAR-TO-DATE
		2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		49,656,169	49,252,159	0.8%
	D.O.T. DOMESTIC	31,169,261	31,130,838	0.1
	INTERNATIONAL	18,486,908	18,121,321	2
	ATLANTIC	6,737,484	6,916,917	-2.6
	LATIN AMERICA	9,425,548	9,032,466	4.4
	PACIFIC	2,323,876	2,171,938	7

AVAILABLE SEAT MILES (000)
SYSTEM		62,273,663	63,534,313	-2%
	D.O.T. DOMESTIC	38,479,148	38,735,504	-0.7
	INTERNATIONAL	23,794,516	24,798,809	-4
	ATLANTIC	8,861,201	9,518,436	-6.9
	LATIN AMERICA	12,134,654	12,453,482	-2.6
	PACIFIC	2,798,660	2,826,891	-1

LOAD FACTOR
SYSTEM		79.7%	77.5%	2.2	Pts
	D.O.T. DOMESTIC	81	80.4	0.6
	INTERNATIONAL	77.7	73.1	4.6
	ATLANTIC	76	72.7	3.4
	LATIN AMERICA	77.7	72.5	5.1
	PACIFIC	83	76.8	6.2

PASSENGERS BOARDED		34,694,696	34,799,424	-0.3%

SYSTEM CARGO TON MILES (000)		765,981	636,422	20.4%

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